UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2005

ACCREDITED MORTGAGE LOAN REIT TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32276	35-2231035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15090 Avenue of Science, San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 676-2100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 14, 2005, Accredited Mortgage Loan REIT Trust (the “REIT”) engaged Grant Thornton LLP (“Grant Thornton”) to serve as the REIT’s independent registered public accounting firm for the 2005 fiscal year. On June 14, 2005, the REIT dismissed the REIT’s current independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The decision to change accounting firms was approved by the Audit Committee of the REIT’s Board of Trustees.

Deloitte’s audit report on the REIT’s financial statements as of December 31, 2004 and for the period inception (May 4, 2004) through December 31, 2004 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In the period inception (May 4, 2004) through December 31, 2004, and from January 1, 2005 to the date of this report, there have been no disagreements between the REIT and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its opinion on the REIT’s financial statements for such period, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The REIT has provided Deloitte with a copy of the statements made in this Report and has requested that Deloitte furnish the REIT with a letter addressed to the Securities and Exchange Commission stating whether Deloitte agrees with the above statements and, if not, stating the respects in which it does not agree. Attached as Exhibit 16.1 is a copy of Deloitte’s letter, dated June 17, 2005.

The REIT engaged Grant Thornton as the REIT’s independent registered public accounting firm as of the date set forth above. Prior to such date, the REIT did not consult with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by Grant Thornton, or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

16.1	Deloitte & Touche LLP letter, dated June 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Accredited Mortgage Loan REIT Trust
(Registrant)

Date June 17, 2005

/s/ Ray W. McKewon
Ray W. McKewon, Executive Vice President

Exhibit Index

Exhibit	Description
16.1	Deloitte & Touche LLP letter, dated June 17, 2005